Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Marmont Emerging Markets Fund
(the “Fund”),
a series of Manager Directed Portfolios

Supplement dated February 22, 2021 to the
Fund’s Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2020, as previously supplemented

Effective immediately, the Fund’s name has changed from the Marmont Emerging Markets Fund to the Dakota Emerging Markets Fund. All references in the Prospectus and SAI to the Marmont Emerging Markets Fund are hereby replaced with references to the Dakota Emerging Markets Fund.

Shares of the Fund are not currently offered for sale.

Please retain this supplement for future reference.